Exhibit 10.5

FIRST AMENDMENT TO THE
ADVISORY AGREEMENT
BY AND BETWEEN
COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
AND
COLE CORPORATE INCOME ADVISORS II, LLC
This FIRST AMENDMENT of the ADVISORY AGREEMENT (this “Amendment”) is made as of November 12, 2013 by and between COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC., a Maryland corporation (the “Company”), and COLE CORPORATE INCOME ADVISORS II, LLC, a Delaware limited liability company (the “Advisor”). This Amendment amends that certain Advisory Agreement, dated as of August 27, 2013, by and between the Company and the Advisor (the “Advisory Agreement”). All capitalized terms not defined herein shall have the meanings given to each in the Advisory Agreement.
WHEREAS, the Board, including all of the Independent Directors, has determined to amend Section 4.02 of the Advisory Agreement; and
WHEREAS, Section 6.04 of the Advisory Agreement provides that the Advisory Agreement shall not be changed, modified, or amended, in whole or in part, except by an instrument in writing signed by both parties thereto, or their respective successors or assignees;
NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.    The second sentence of Section 4.02 of the Advisory Agreement is hereby deleted and replaced with the following:
This Agreement also may be terminated at the option of either party upon 60 days written notice without cause or penalty (if termination is by the Company, then such termination shall be upon the approval of a majority of the Independent Directors).
2.    This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties.
3.    Except as specifically amended hereby and as previously amended, the Advisory Agreement shall remain in full force and effect.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
By: /s/ D. KIRK MCALLASTER, JR.
D. Kirk McAllaster, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

COLE CORPORATE INCOME ADVISORS II, LLC

By: /s/ JEFFREY C. HOLLAND
Jeffrey C. Holland
President and Chief Operating Officer

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